John Hancock Investment Trust

John Hancock Investment Trust II

Supplement dated October 22, 2019 to the current Statement of Additional Information (the SAI), as may be supplemented

The following information modifies and supplements the information presented in Appendix B of the SAI relating to Manulife Investment Management (US) LLC, regarding the portfolio managers of the funds listed below.

Manulife Investment Management (US) LLC
(“Manulife IM (US)”)

Balanced Fund

Emerging Markets Equity Fund

Financial Industries Fund

Fundamental Large Cap Core Fund

Regional Bank Fund

Small Cap Core Fund

Portfolio Managers and Other Accounts Managed

The following table shows the portfolio managers at Manulife IM (US) who are primarily responsible, or jointly and primarily responsible, for the day-to-day management of the stated Funds’ portfolios.

Fund Managed	Portfolio Manager
Balanced Fund	Jeffrey N. Given, CFA, Michael J. Scanlon, Jr., CFA, and Lisa A. Welch
Emerging Markets Equity Fund	Philip Ehrmann and Kathryn Langridge
Financial Industries Fund	Susan A. Curry, Ryan P. Lentell, CFA, and Lisa A. Welch
Fundamental Large Cap Core Fund	Emory W. Sanders, Jr., CFA, and Jonathan T. White, CFA
Regional Bank Fund	Susan A. Curry, Ryan P. Lentell, CFA, and Lisa A. Welch
Small Cap Core Fund	Bill Talbot, CFA

The following table provides information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds he or she manages and any similarly managed accounts.

The following table provides information as of October 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Susan A. Curry	2	$950	3	$552	0	$0
Philip Ehrmann	0	$0	3	$244	0	$0
Jeffrey N. Given	22	$49,935	19	$2,472	17	$7,987
Kathryn Langridge	0	$0	3	$244	0	$0

Ryan P. Lentell	2	$950	3	$552	0	$0
Emory W. Sanders, Jr.	5	$3,008	40	$9,834	14	$2,985
Michael J. Scanlon, Jr.	0	$0	4	$338	0	$0
Bill Talbot	1	$22	4	$39	0	$0
Lisa A. Welch	2	$950	7	$890	0	$0
Jonathan T. White	3	$2,218	34	$7,370	14	$2,985

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which Manulife IM (US) receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Susan A. Curry	0	$0	0	$0	0	$0
Philip Ehrmann	0	$0	0	$0	0	$0
Jeffrey N. Given	0	$0	0	$0	0	$0
Kathryn Langridge	0	$0	0	$0	0	$0
Ryan P. Lentell	0	$0	0	$0	0	$0
Emory W. Sanders, Jr.	0	$0	0	$0	3	$879
Michael J. Scanlon, Jr.	0	$0	0	$0	0	$0
Bill Talbot	0	$0	0	$0	0	$0
Lisa A. Welch	0	$0	0	$0	0	$0
Jonathan T. White	0	$0	0	$0	3	$879

Ownership of the Funds and Similarly Managed Accounts

The following tables show the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of October 31, 2018. For purposes of these tables, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of a Fund, or by the same portfolio manager that is primarily responsible for the day-to-day management of the Fund, as applicable; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund. The portfolio manager’s ownership of Fund shares is stated in the footnotes that follow the tables.

Balanced Fund

Portfolio Manager	Dollar Range of Shares Owned[1]
Jeffrey N. Given	$100,001–$500,000
Michael J. Scanlon, Jr.	$500,001–$1,000,000
Lisa A. Welch	$100,001–$500,000

1 As of October 31, 2018, Jeffrey N. Given, Michael J. Scanlon, Jr., and Lisa A. Welch beneficially owned $100,001–$500,000, $500,001–$1,000,000, and $100,001–$500,000, respectively, of Balanced Fund.

Emerging Markets Equity Fund

Portfolio Manager	Dollar Range of Shares Owned[1]
Philip Ehrmann	$500,001–$1,000,000
Kathryn Langridge	$100,001–$500,000

1 As of October 31, 2018, Philip Ehrmann and Kathryn Langridge beneficially owned $0 and $0, respectively, of Emerging Markets Equity Fund.

Financial Industries Fund

Portfolio Manager	Dollar Range of Shares Owned[1]
Susan A. Curry	$100,001–$500,000
Ryan P. Lentell	$100,001–$500,000
Lisa A. Welch	$100,001–$500,000

1 As of October 31, 2018, Susan A. Curry, Ryan P. Lentell, and Lisa A. Welch beneficially owned $100,001–$500,000, $100,001–$500,000, and $100,001–$500,000, respectively, of Financial Industries Fund.

Fundamental Large Cap Core Fund

Portfolio Manager	Dollar Range of Shares Owned[1]
Emory W. Sanders, Jr.	over $1,000,000
Jonathan T. White	over $1,000,000

1 As of October 31, 2018, Emory W. Sanders, Jr. and Jonathan T. White beneficially owned over $1,000,000 and over $1,000,000, respectively, of Fundamental Large Cap Core Fund.

Regional Bank Fund

Portfolio Manager	Dollar Range of Shares Owned[1]
Susan A. Curry	$500,001–$1,000,000
Ryan P. Lentell	over $1,000,000
Lisa A. Welch	over $1,000,000

1 As of October 31, 2018, Susan A. Curry, Ryan P. Lentell, and Lisa A. Welch beneficially owned $100,001–$500,000, $500,001– $1,000,000, and $500,001– $1,000,000, respectively, of Regional Bank Fund.

Small Cap Core Fund

Portfolio Manager	Dollar Range of Shares Owned[1]
Bill Talbot	$10,001–$50,000

1 As of October 31, 2018, Bill Talbot beneficially owned $10,001–$50,000 of Small Cap Core Fund.

POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Funds do not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Funds as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.
•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.
•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.
•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.
•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:
•	Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark identified in the table below (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.
•	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.
•	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.
•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Benchmark Index for Incentive Period
Balanced Fund	Morningstar US OE Moderate Allocation
Emerging Markets Equity Fund	eVestment Emerging Markets All Cap Equity Universe Gross
Financial Industries Fund	Morningstar US OE Financial
Fundamental Large Cap Core Fund	Lipper Large Cap Core
Regional Bank Fund	S&P Composite 1500 Banks Index Total Return
Small Cap Core Fund	eA US Small Cap Core Equity

You should read this Supplement in conjunction with the SAI and retain it for future reference.